Exhibit 99.2
Second Quarter 2006 Supplemental Financial Report
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
June 30, 2006
Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning and operating industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value.

Corporate Headquarters	7600 Wisconsin Avenue	Investor Relations	Tripp Sullivan
	11th Floor		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass
Chief Financial Officer
(301) 986-9200
bbass@first-potomac.com
Web Site	www.first-potomac.com
Note that figures are rounded to the nearest thousand throughout this document which may impact footing and/or crossfooting of subtotals and totals.

Quarterly Supplemental Disclosure
June 30, 2006
RECONCILIATION OF EBITDA TO NET INCOME
(unaudited, in thousands)

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
OPERATING REVENUES
Rental revenues	$21,093	$20,319	$18,496	$16,315	$15,615
Tenant reimbursements and other	4,131	4,055	3,653	4,095	2,129

	25,224	24,374	22,149	20,410	17,744
PROPERTY EXPENSES
Property operating	4,413	4,702	4,066	3,277	3,136
Real estate taxes and insurance	2,149	2,172	1,978	1,610	1,493

NET OPERATING INCOME	$18,662	$17,500	$16,105	$15,523	$13,115

OTHER INCOME (EXPENSE)
General and administrative	(2,530)	(2,534)	(2,249)	(2,054)	(1,767)
Interest and other income	165	403	59	41	23

EBITDA	16,297	15,369	13,915	13,510	11,371

Depreciation and amortization	(7,957)	(7,863)	(7,340)	(6,577)	(5,793)
Interest expense	(7,253)	(6,590)	(5,862)	(5,312)	(4,588)
Loss on interest-rate lock agreement	(671)	—	—	—	—
Loss on early retirement of debt	(121)	—	(2,451)	(95)	—

Income (loss) from continuing operations before minority interests	295	916	(1,738)	1,526	990

Minority interests	(15)	(52)	110	(95)	(68)

Income (loss) from continuing operations	280	864	(1,628)	1,431	922

DISCONTINUED OPERATIONS
Income (loss) from operations of disposed property	116	259	(161)	139	125
Gain on sale of disposed property	7,475	—	—	—	—

Minority interests in discontinued operations	(370)	(15)	13	(9)	(9)

Income (loss) from discontinued operations	7,221	244	(148)	130	116

NET INCOME (LOSS)	$7,501	$1,108	$(1,776)	$1,561	$1,038

Quarterly Supplemental Disclosure
June 30, 2006
FINANCIAL MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
FUNDS FROM OPERATIONS (“FFO”)

Net income (loss)	$7,501	$1,108	$(1,776)	$1,561	$1,038
Add back:
Depreciation & amortization of real estate assets[1]	7,957	7,863	7,340	6,577	5,793
Depreciation & amortization related to discontinued operations	—	3	40	36	35
Minority interest	385	67	(123)	104	77
Deduct:
Gain on sale of asset	(7,475)	—	—	—	—

FFO	$8,368	$9,041	$5,481	$8,278	$6,943
Charges:
G&A	178	—	—	—	—
Debt retirement charges	121	—	2,451	95	—
Loss on interest-rate lock agreement	671	—	—	—	—
Debt retirement charges related to discontinued operations	—	—	325	—	—

FFO before charges	$9,338	$9,041	$8,257	$8,373	$6,943

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO before charges	$9,338	$9,041	$8,257	$8,373	$6,943
Non-cash stock-based compensation	123	460	91	82	90
Straight-line rent, net[2]	(398)	(328)	(320)	(214)	(348)
Deferred market rent	(486)	(546)	(504)	(319)	(300)
Non real-estate depreciation	108	57	46	33	19
Debt fair value amortization	(677)	(652)	(681)	(599)	(667)
Amortization of finance costs	244	209	208	177	207
Tenant improvements[4]	(324)	(379)	(226)	(548)	(630)
Leasing commissions[4]	(392)	(337)	(572)	(360)	(151)
Capital expenditures[3,4]	(655)	(552)	(436)	(520)	(305)

AFFO	$6,881	$6,973	$5,863	$6,105	$4,858

Total weighted average shares and OP units
Basic	21,451	21,440	20,407	17,655	17,555

Diluted	21,661	21,675	20,627	17,895	17,750

FFO per share:
FFO per share and unit — basic	$0.39	$0.42	$0.27	$0.47	$0.40

FFO per share and unit — diluted	$0.39	$0.42	$0.27	$0.46	$0.39

FFO per share and unit — diluted before charges	$0.43	$0.42	$0.40	$0.47	$0.39

AFFO per share:
AFFO per share and unit — basic	$0.32	$0.33	$0.29	$0.35	$0.28

AFFO per share and unit — diluted	$0.32	$0.32	$0.28	$0.34	$0.27

[1]	Non-real estate depreciation is classified in General and Administrative expense.

[2]	Straight-line rent is net of rent abatement and write-off of uncollectible accounts.

[3]	Capital expenditures exclude $0.4 million of non-real estate expenditures during third quarter 2005.

[4]	The following first-generation and development costs have been excluded from the calculation of AFFO:

Tenant improvements	$625	$97	$20	$29	$92
Leasing commissions	131	63	51	—	9
Capital expenditures	208	348	771	384	208
Development	580	138	38	13	2

	$1,544	$646	$880	$426	$311

Quarterly Supplemental Disclosure
June 30, 2006
NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Total base rent	$14,551	$14,451	$28,202	$27,943
Tenant reimbursement and other	2,668	2,014	5,203	4,241
Property operating expenses	(2,871)	(2,966)	(5,890)	(5,844)
Real estate taxes and insurance	(1,455)	(1,396)	(2,886)	(2,727)

Same-property[1] NOI — accrual basis	12,893	12,103	24,629	23,613

Straight-line revenue, net	(245)	(339)	(382)	(652)
Deferred market rental revenue	(209)	(264)	(462)	(530)

Same-property NOI — cash basis	$12,439	$11,500	$23,785	$22,431

Same-property NOI growth — accrual basis	6.5%		4.3%
Same-property NOI growth — cash basis	8.2%		6.0%

Components of Same Property NOI Increase - accrual basis
Rental revenue increase	$194		$453
Tenant reimbursement and other increase	654		962
Occupancy increase / (decrease)	(94)		(194)
Expense decrease / (increase)	36		(205)

	$790		$1,016

Same property percentage of total portfolio (sf)	57.6%	86.4%	57.6%	86.4%

Reconciliation of GAAP to Same Property NOI:

Total revenue	$25,224	$17,744	$49,597	$33,879
Property operating expenses	4,413	3,136	9,115	6,134
Real estate taxes and insurance	2,149	1,493	4,321	2,852

NOI	18,662	13,115	36,161	24,893

Less: Non-same property NOI	(5,769)	(1,012)	(11,532)	(1,280)

Same-property[1] NOI — accrual basis	12,893	12,103	24,629	23,613

Straight-line revenue, net	(245)	(339)	(382)	(652)
Deferred market rental revenue	(209)	(264)	(462)	(530)

Same-property NOI — cash basis	$12,439	$11,500	$23,785	$22,431

Same-property NOI growth — accrual basis	6.5%		4.3%
Same-property NOI growth — cash basis	8.2%		6.0%

[1]	Same-property comparisons are based upon those properties owned for the entirety of the periods presented. Same properties for the periods compared exclude the following non-same properties: 1400 Cavalier Boulevard, Enterprise Center, Glenn Dale Business Center, Gateway Centre Manassas, 1434 Crossways Boulevard, 2000 Gateway Boulevard, 403/405 Glenn Drive, Diamond Hill Distribution Center, Linden Business Center, Prosperity Business Center, Owings Mills Business Center, 1000 Lucas Way, River’s Bend Center, Northridge I & II, Crossways I, Sterling Park Business Center, 1408 Stephanie Way, Airpark Business Center, Chesterfield Business Center and Hanover Business Center. The three months ended June 30, 2006 and 2005 includes Reston Business Campus.

Quarterly Supplemental Disclosure
June 30, 2006
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2006	December 31, 2005
	(unaudited)
Assets

Rental property, net	$774,205	$668,730
Cash and cash equivalents	4,352	3,356
Escrows and reserves	10,520	9,818
Accounts and other receivables, net	2,732	2,705
Accrued straight-line rents, net	3,967	3,638
Deferred costs, net	8,089	6,676
Prepaid expenses and other assets	3,965	3,322
Intangible assets, net	31,913	29,518

Total assets	$839,743	$727,763

Liabilities

Mortgage loans	$379,390	$369,266
Notes payable	75,000	—
Credit facility	55,000	26,999
Accounts payable and accrued expenses	4,975	4,734
Accrued interest	2,233	1,618
Rents received in advance	2,571	2,932
Tenant security deposits	4,297	3,973
Deferred market rent	8,553	7,281

Total liabilities	532,019	416,803

Minority interest	16,055	21,629

Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized: 20,538,647 and 20,072,755 shares issued and outstanding, respectively	21	20
Additional paid-in capital	344,876	338,564
Dividends in excess of accumulated earnings	(53,228)	(49,253)

Total shareholders’ equity	291,669	289,331

Total liabilities and shareholders’ equity	$839,743	$727,763

Quarterly Supplemental Disclosure
June 30, 2006
TOTAL MARKET CAPITALIZATION
(unaudited, in thousands)

		Percent of
		Total Market	Proforma
		Capitalization	Capitalization[1]
Total common shares outstanding	20,539		23,989
Common operating partnership (“OP”) units held by third parties	1,035		1,035

Total common shares and OP units	21,574		25,024

Market price at June 30, 2006	$29.79		$29.79

Total equity capitalization	$642,689	55.8%	$745,465	62.1%

Debt capitalization
Fixed-rate debt	$454,390	39.4%	$454,390	37.9%
Floating-rate debt	55,000	4.8%	—	—

Total debt capitalization	$509,390	44.2%	$454,390	37.9%

Total market capitalization	$1,152,079	100.0%	$1,199,855	100.0%

[1]	Proforma capitalization reflects the Company’s issuance of 3,450,000 common shares in July 2006. A portion of the proceeds was subsequently used to repay indebtedness on the credit facility.

Quarterly Supplemental Disclosure
June 30, 2006
DEBT ANALYSIS
(unaudited, in thousands)

		Principal Balance	Annualized		Balance at
Encumbered Properties	GAAP Interest Rate	June 30, 2006	Debt Service[2]	Maturity Date	Maturity
Fixed Rate Debt

4200 Tech Court	8.07%	$1,786	$168	10/1/2009	$1,705
4212 Tech Court	8.53%	1,739	169	6/1/2010	1,654
Crossways Commerce Center	6.70%	25,891	2,087	10/1/2012	23,313
Newington Business Park Center	6.70%	16,332	1,316	10/1/2012	14,706
Interstate Plaza[1]	5.30%	8,411	726	1/1/2007	8,282
Herndon Corporate Center[1]	5.66%	8,710	603	4/1/2008	8,548
Aquia Commerce Center I1	6.50%	882	165	2/1/2013	42
Deer Park[1]
6900 English Muffin Way[1]
Gateway Center[1]
Gateway West[1]
4451 Georgia Pacific[1]
20270 Goldenrod Lane[1]
15 Worman’s Mills Court[1]
Girard Business Center[1]	5.54%	76,956	6,434	9/11/2008	71,825
Girard Place[1]
Old Courthouse[1]
Patrick Center[1]
7561 Lindbergh Drive[1]
West Park[1]
Woodlands Business Center[1]
Norfolk Commerce Park II1	5.28%	7,578	648	8/7/2008	7,034
4612 Navistar Drive[1]	5.20%	14,180	1,131	7/11/2011	11,921
Campus at Metro Park North[1]	5.25%	25,936	2,028	2/11/2012	21,581
Plaza 500
Van Buren Business Park
Rumsey Center	5.19%	100,000	5,190	8/1/2015	100,000
Snowden Center
Greenbrier Technology Center II
Norfolk Business Center
Alexandria Corporate Park
Enterprise Center[1]	5.20%	19,717	1,647	12/1/2010	16,712
Glenn Dale Business Center[1]	5.13%	8,982	780	5/1/2009	8,033
Gateway Centre Manassas[1]	5.88%	1,851	239	11/1/2016	0
1434 Crossways Boulevard[1]	5.38%	20,340	1,491	8/5/2012	16,463
403 & 405 Glenn Drive[1]	5.50%	9,156	746	7/1/2011	7,807
Linden Business Center[1]	5.58%	7,706	559	10/1/2013	6,596
Owings Mills Business Center[1]	5.75%	5,870	425	3/1/2014	5,066
Prosperity Business Center[1]	5.75%	4,015	332	1/1/2013	3,242
Airpark Business Center[1]	6.63%	1,640	173	6/1/2021	14
Hanover Business Center[1]
Hanover Building II A1	8.00%	1,304	108	6/25/2015	1,273
Hanover Building II B1	8.00%	1,975	154	6/15/2016	1,911
Hanover Building C1	6.63%	1,491	161	12/1/2017	13
Hanover Building D1	6.63%	1,094	161	8/1/2015	13
Chesterfield Business Center[1]	6.63%	5,848	318	8/1/2015	26
Series A Notes	6.41%	37,500	2,404	6/15/2013	37,500
Series B Notes	6.55%	37,500	2,456	6/15/2016	37,500

		$454,390	$32,819		$412,780

Floating Rate Debt

Credit Facility[3]	LIBOR + 1.20%	55,000	3,592	4/26/2009	55,000

Total at June 30, 2006		$509,390	$36,411		$467,780

[1]	The balance at June 30, 2006 includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impact and actual interest rates are:

Property	Fair Value	Interest Rate
Interstate Plaza	$0.4 million	7.45%
Herndon Corporate Center	$0.2 million	5.11%
Deer Park through Woodlands Business Center	$3.6 million	6.71%
Norfolk Commerce Park II	$0.3 million	6.90%
4612 Navistar Drive	$1.7 million	7.48%
Campus at Metro Park North	$2.7 million	7.11%
Enterprise Center	$2.5 million	8.03%
Glenn Dale Business Center	$0.8 million	7.83%
Gateway Centre Manassas	$0.1 million	7.35%
1434 Crossways I	$0.8 million	6.25%
1434 Crossways II	$1.3 million	7.05%
403 & 405 Glenn Drive	$0.9 million	7.60%
Linden Business Center	$0.2 million	6.01%
Owings Mills Business Center	$0.4 million	5.85%
Prosperity Business Center	$0.1 million	6.25%
Airpark Business Center	$0.1 million	7.45%
Hanover Building II B	$7 thousand	4.00%
Hanover Building C	$0.1 million	8.88%
Hanover Building D	$0.1 million	8.88%
Chesterfield Business Center	$0.1 million	7.45%
The Company paid-off the debt associated with Hanover Building II A in July 2006. The mortgage assumed upon acquisition of Aquia Commerce Center I approximated its market value.

[2]	Annual debt service for floating rate loans reflects the principal balance at the end of the period multiplied by the variable interest rate in effect at the end of the period.

[3]	As of June 30, 2006, the borrowing base for the Credit Facility included the following properties: 13129 Airpark Road, Virginia Center, Aquia Commerce Center II, Airpark Place, 15395 John Marshall Highway, Gateway West II, Crossways II, Windsor @ Battlefield, Reston Business Campus, 1400 Cavalier Boulevard, Gateway Centre Manassas II, 2000 Gateway Boulevard, Diamond Hill Distribution Center, Linden II (Building I), 1000 Lucas Way, River’s Bend Center, Northridge I & II, Crossways I, Sterling Park Business Center and Sterling Park Land.

Quarterly Supplemental Disclosure
June 30, 2006
SELECTED OPERATING RATIOS
(unaudited, in thousands)

	Three Months Ended
	June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005
COVERAGE RATIOS

Interest Coverage Ratio
EBITDA	$16,297		$15,369		$13,915		$13,510		$11,371
Divided by Interest Expense	7,253		6,590		5,862		5,312		4,588

	2.25	x	2.33	x	2.37	x	2.54	x	2.48	x

Fixed Charge Coverage Ratio
EBITDA	$16,297		$15,369		$13,915		$13,510		$11,371
Divided by Interest Expense	7,253		6,590		5,862		5,312		4,588
+ Principal Amortization	977		971		1,095		909		827

	1.98	x	2.03	x	2.00	x	2.17	x	2.10	x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense	$2,530		$2,534		$2,249		$2,054		$1,767
Real Estate Revenues	25,224		24,374		22,149		20,410		17,744

	10.0%		10.4%		10.2%		10.1%		10.0%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$509,390		$485,651		$396,266		$390,043		$331,462
Total Market Capitalization	1,152,079		1,092,772		967,553		843,699		769,331

	44.2%		44.4%		41.0%		46.2%		43.1%

Quarterly Supplemental Disclosure
June 30, 2006
FIRST POTOMAC REALTY TRUST
DESCRIPTION OF PROPERTIES

					Annualized	Leased at
			Year of	Square	Cash Base	June 30,
Property	Property Type	Location	Acquisition	Footage	Rent	2006
Plaza 500	Multi-tenant Industrial	Alexandria, VA	1997	506,725	$4,826,116	96.1%
Van Buren Business Park	Flex	Herndon, VA	1997	109,310	1,734,716	96.5%
13129 Airpark Road	Multi-tenant Industrial	Culpeper, VA	1997	150,400	761,134	100.0%
Tech Court	Flex	Chantilly, VA	1998	64,064	743,324	74.6%
Newington Business Park Center	Multi-tenant Industrial	Lorton, VA	1999	254,114	2,336,543	94.7%
Crossways Commerce Center I	Multi-tenant Industrial	Chesapeake, VA	1999	348,615	1,986,682	100.0%
Crossways Commerce Center ll	Flex	Chesapeake, VA	1999	147,736	1,518,606	100.0%
Coast Guard Building	Flex	Chesapeake, VA	1999	61,992	826,706	100.0%
Snowden Center	Flex	Columbia, MD	2002	140,438	1,867,068	89.7%
Rumsey Center	Flex	Columbia, MD	2002	134,654	1,048,172	70.8%
Greenbrier Technology Center II	Flex	Chesapeake, VA	2002	79,684	1,084,700	99.0%
Norfolk Business Center	Flex	Norfolk, VA	2002	90,682	784,205	92.9%
Virginia Center	Flex	Glen Allen, VA	2003	119,324	1,328,296	89.4%
Interstate Plaza	Single-tenant Industrial	Alexandria, VA	2003	107,320	1,146,298	100.0%
Alexandria Corporate Park	Multi-tenant Industrial	Alexandria, VA	2003	278,130	3,829,588	81.9%
Herndon Corporate Center	Flex	Herndon, VA	2004	127,353	1,950,879	97.7%
Aquia Commerce Center I & II	Flex	Stafford, VA	2004	64,488	1,010,176	100.0%
Deer Park	Flex	Randallstown, MD	2004	171,140	1,112,010	79.3%
Gateway Center	Flex	Gaithersburg, MD	2004	44,307	647,086	100.0%
Gateway West	Flex	Westminster, MD	2004	110,147	970,002	79.7%
Girard Business Center	Flex	Gaithersburg, MD	2004	123,900	1,180,092	85.5%
Girard Place	Flex	Gaithersburg, MD	2004	175,217	1,450,338	100.0%
15 Worman’s Mill Court	Flex	Frederick, MD	2004	39,966	377,810	100.0%
20270 Goldenrod Lane	Flex	Germantown, MD	2004	24,468	347,812	75.2%
6900 English Muffin Way	Multi-tenant Industrial	Frederick, MD	2004	165,690	1,120,757	100.0%
4451 Georgia Pacific Boulevard	Multi-tenant Industrial	Frederick, MD	2004	169,750	1,147,833	100.0%
7561 Lindbergh Drive	Single-tenant Industrial	Gaithersburg, MD	2004	36,000	300,437	100.0%
Patrick Center	Office	Frederick, MD	2004	66,706	1,197,237	83.3%
West Park	Office	Frederick, MD	2004	28,950	501,242	93.4%
Woodlands Business Center	Office	Largo, MD	2004	37,940	464,262	60.1%
Old Courthouse Square	Retail	Martinsburg, WV	2004	201,350	1,217,196	96.6%
Airpark Place	Flex	Gaithersburg, MD	2004	82,200	930,360	89.1%
15395 John Marshall Highway	Single-tenant Industrial	Haymarket, VA	2004	123,777	1,147,416	100.0%
Norfolk Commerce Park II	Flex	Norfolk, VA	2004	128,147	1,376,118	100.0%
Crossways II	Flex	Chesapeake, VA	2004	85,004	901,906	100.0%
Windsor at Battlefield	Flex	Manassas, VA	2004	154,226	1,440,420	83.1%
Campus at Metro Park North	Flex	Rockville, MD	2004	190,238	3,452,832	100.0%
4612 Navistar Drive	Single-tenant Industrial	Frederick, MD	2004	215,085	1,781,034	100.0%
Reston Business Campus	Flex	Reston, VA	2005	83,000	1,410,666	91.6%
Enterprise Center	Flex	Chantilly, VA	2005	189,116	2,884,664	82.5%
1400 Cavalier Boulevard	Multi-tenant Industrial	Chesapeake, VA	2005	299,963	1,283,179	100.0%
Glenn Dale Business Center	Multi-tenant Industrial	Glenn Dale, MD	2005	315,191	1,727,357	99.2%
Gateway Centre	Flex	Manassas, VA	2005	99,607	1,015,611	94.9%
1434 Crossways Boulevard	Office	Chesapeake, VA	2005	220,501	2,447,394	100.0%
2000 Gateway Boulevard	Multi-tenant Industrial	Hampton, VA	2005	421,100	280,000	3.8%
403/405 Glenn Drive	Flex	Sterling, VA	2005	197,201	1,222,174	81.7%
Diamond Hill Distribution Center	Multi-tenant Industrial	Chesapeake, VA	2005	712,550	2,737,917	90.2%
Linden Business Center	Flex	Manassas, VA	2005	108,004	1,286,866	90.4%
Owings Mills Business Center	Flex	Owings Mills, MD	2005	87,148	1,035,419	100.0%
Prosperity Business Center	Multi-tenant Industrial	Merrifield, VA	2005	71,572	792,471	100.0%
1000 Lucas Way	Flex	Hampton, VA	2005	182,175	1,069,307	91.5%
River’s Bend Center	Multi-tenant Industrial	Richmond, VA	2006	492,400	2,834,833	93.1%
Northridge I, II	Multi-tenant Industrial	Ashland, VA	2006	140,390	812,957	100.0%
Crossways I	Flex	Chesapeake, VA	2006	143,398	1,635,123	85.1%
Sterling Park Business Center	Flex	Sterling, VA	2006	127,814	1,116,642	80.8%
1408 Stephanie Way	Flex	Chesapeake, VA	2006	51,209	—	0.0%
Airpark Business Center	Flex	Richmond, VA	2006	42,178	350,207	100.0%
Chesterfield Business Center	Flex	Richmond, VA	2006	190,049	1,432,828	93.1%
Hanover Business Center	Flex	Ashland, VA	2006	183,612	1,296,923	92.8%

Total				9,517,415	$80,519,947	88.7%

Quarterly Supplemental Disclosure
June 30, 2006
FIRST POTOMAC REALTY TRUST
LAND AVAILABLE FOR DEVELOPMENT

Square Feet
1400 Cavalier Boulevard	100,000
Glenn Dale Business Center	200,000
Navistar	50,000
Plaza 500	200,000
Linden Business Center	30,000
Sterling Park Business Center	400,000

980,000

LAND UNDER DEVELOPMENT / PRE-DEVELOPMENT

Square Feet
John Marshall Highway[1]	112,300
Crossways Commerce Center I	25,000
Snowden Center	5,000
Sterling Park Phase I	100,000

242,300

[1]	Construction in progress for building addition pre-leased to Engineering Solutions & Products. Completion is anticipated in 1Q07.

Quarterly Supplemental Disclosure
June 30, 2006
TOP TEN TENANTS

					Percentage of
					Total
					Annualized	Weighted
		Number	Total		Rental	Average
		of	Leased	Total Annualized	Revenue -	Remaining
Ranking	Tenant	Leases	Square Feet	Rental Revenue [1]	Cash Basis	Lease Term
1	U.S. Government	29	746,813	$8,713,252	10.8%	4.2
2	EDS	2	220,501	2,447,394	3.0%	5.0
3	FKI Logistex	1	215,085	1,781,034	2.2%	10.3
4	Sentara Healthcare	5	145,019	1,492,819	1.9%	6.7
5	TDS Logistics, Inc	3	248,050	1,265,238	1.6%	1.8
6	First Data Corporation	1	117,336	1,238,622	1.5%	2.4
7	CACI	6	76,472	1,168,694	1.5%	4.5
8	Engineering Solutions	1	123,777	1,147,416	1.4%	6.3
9	Stock Building Supply, Inc	1	124,501	1,137,283	1.4%	3.7
10	Capital One Financial Corp	1	158,400	1,026,492	1.3%	5.1

	Subtotal Top 10 Tenants	50	2,175,954	$21,418,244	26.6%	4.8
	All Remaining Tenants	643	6,267,007	$59,101,703	73.4%	3.6

	Total / Weighted Average	693	8,442,961	$80,519,947	100.0%	3.8

[1]	Annualized rental revenue is based on triple-net equivalent rental revenue as of June 30, 2006.

Quarterly Supplemental Disclosure
June 30, 2006
FIRST POTOMAC REALTY TRUST
LEASE EXPIRATIONS

		Gross Leased Area		Annualized Cash Rental Revenue
						Average
	Number of	Square			Percent of	Base Rent[1]
	Leases Expiring	Footage	Percent of Total	Amount	Total	per Sq. Ft.
Year of Lease Expiration

MTM	13	65,799	0.8%	$433,359	0.5%	$6.59
2006	70	800,853	9.5%	5,580,298	6.9%	6.97
2007	138	1,275,440	15.1%	12,258,787	15.2%	9.61
2008	137	1,303,248	15.4%	12,486,645	15.5%	9.58
2009	120	1,323,754	15.7%	12,253,803	15.2%	9.26
2010	77	1,017,446	12.0%	10,415,086	12.9%	10.24
2011	66	1,344,904	15.9%	12,184,620	15.2%	9.06
2012	24	335,811	4.0%	3,368,953	4.2%	10.03
2013 and thereafter	48	975,706	11.6%	11,538,396	14.4%	11.83

Total	693	8,442,961	100.0%	$80,519,947	100.0%	$9.54

LEASE EXPIRATIONS—NEXT FOUR QUARTERS

		Gross Leased Area		Annualized Cash Rental Revenue
						Average
	Number of	Square	Percent of		Percent of	Base Rent[1]
	Leases Expiring	Footage	Total	Amount	Total	per Sq. Ft.
Quarter of Lease Expiration
2006 - Q3	25	126,396	1.5%	$1,647,463	2.0%	$13.03
2006 - Q4	38	643,042	7.6%	3,615,469	4.5%	5.62
2007 - Q1	28	250,647	3.0%	2,276,638	2.8%	9.08
2007 - Q2	35	237,924	2.8%	2,478,778	3.1%	10.42

Total	126	1,258,009	14.9%	$10,018,348	12.4%	$7.96

[1]	Triple-net Equivalent

Quarterly Supplemental Disclosure
June 30, 2006
LEASING ANALYSIS

	3 months ended	6 months ended
Leasing Production[1]	June 30, 2006	June 30, 2006
New and Renewal Leases
Square footage of new and renewal leases	603,845	1,177,271
Number of new and renewal leases commencing	43	80

Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	515,033	1,036,683
Square footage of terminated leases	15,776	28,387

Total — expired/early renewal/terminated leases	530,809	1,065,070

Pre-Leasing[2]	112,305	112,305
2000 Gateway Boulevard[3]	16,000	16,000
Net Absorption	(39,269)	(104)

New Leases
New square footage	205,083	315,466
Number of new leases commencing	18	35

Rental Change — Cash
New base rent	$11.88	$10.61
Percentage change in base rent	-0.5%	9.9%

Rental Change — GAAP
New base rent	$11.44	$10.46
Percentage change in base rent	1.8%	1.6%

Average capital cost per square foot	$5.30	$5.93
Average downtime between leases (months)	3.2	5.3
Average lease term (months)	97.5	79.8

Renewal Leases
Square footage of renewal leases	398,762	861,805
Number of renewal leases commencing	25	45
Retention rate	77%	83%

Rental Change — Cash
New base rent	$11.81	$8.81
Expiring base rent	$10.24	$7.76
Percentage change in base rent	15.4%	13.6%

Rental Change — GAAP
New base rent	$11.12	$8.52
Expiring base rent	$10.31	$8.01
Percentage change in base rent	7.9%	6.4%
Average capital cost per square foot	$0.36	$0.27
Average lease term (months)	59.8	44.2

[1]	Includes 151,170 square feet and associated costs for leases signed in 2nd quarter for subsequent periods.

[2]	Leasing at John Marshall Highway; estimated construction completion in 1Q 2007.

[3]	Northrop Grumman — Further leasing contingent upon winning Air Force contract.

Quarterly Supplemental Disclosure
June 30, 2006
FIRST POTOMAC REALTY TRUST
PORTFOLIO BY SIZE

					% of
	Number of	Leased Square	% of Total	Annualized	Annualized	Base Rent[1]
Square Feet Under Lease	Leases	Feet	Square Feet	Base Rent[1]	Base Rent[1]	per SF
0-4,999	356	848,294	10.0%	$10,320,227	12.8%	$12.17
5,000-9,999	136	935,306	11.1%	10,909,907	13.5%	11.66
10,000-14,999	66	786,110	9.3%	9,513,748	11.7%	12.10
15,000-19,999	34	571,647	6.8%	5,560,177	6.9%	9.73
20,000-24,999	17	375,403	4.4%	4,205,738	5.2%	11.20
25,000-29,999	17	452,952	5.4%	5,553,667	7.0%	12.26
30,000-34,999	14	453,622	5.4%	3,387,955	4.2%	7.47
35,000-39,999	10	366,151	4.3%	2,354,209	2.9%	6.43
40,000-44,999	5	209,770	2.5%	1,728,707	2.2%	8.24
45,000-49,999	10	467,337	5.5%	3,464,469	4.3%	7.41
50,000-54,999	2	107,483	1.3%	1,475,150	1.8%	13.72
55,000-59,999	2	114,805	1.4%	1,598,043	2.0%	13.92
60,000-64,999	4	246,072	2.9%	3,119,200	3.9%	12.68
65,000-69,999	2	135,321	1.6%	668,988	0.8%	4.94
70,000-74,999	2	143,860	1.7%	889,232	1.1%	6.18
90,000-94,999	1	94,950	1.1%	559,256	0.7%	5.89
100,000-104,999	1	104,218	1.2%	1,158,424	1.4%	11.12
105,000-109,999	1	107,320	1.3%	1,146,298	1.4%	10.68
115,000-119,999	2	233,619	2.8%	2,527,592	3.1%	10.82
120,000-124,999	6	732,078	8.7%	5,221,433	6.6%	7.13
125,000-129,999	1	127,108	1.5%	603,763	0.8%	4.75
155,000-159,999	1	158,400	1.9%	1,026,492	1.3%	6.48
215,000-219,999	2	431,135	5.1%	2,807,272	3.5%	6.51
240,000-244,999	1	240,000	2.8%	720,000	0.9%	3.00

Total	693	8,442,961	100.0%	$80,519,947	100.0%	$9.54

[1]	Triple-net Equivalent

Quarterly Supplemental Disclosure
June 30, 2006
MARKET CONCENTRATION
Market Concentration by Square Footage

	Washington		Subtotal	Norfolk	Baltimore	Richmond	Total
	Suburban	Northern
	MD	VA

Single-tenant Industrial	2.6%	2.5%	5.1%	—	—	—	5.1%
Multi-tenant Industrial	6.9%	13.2%	20.1%	18.7%	—	6.7%	45.5%
Flex	7.1%	13.9%	21.0%	10.2%	6.8%	5.6%	43.6%
Office	1.4%	0.0%	1.4%	2.3%	—	—	3.7%
Retail	0.0%	2.1%	2.1%	—	—	—	2.1%

	18.0%	31.7%	49.7%	31.2%	6.8%	12.3%	100.0%

Market Concentration by Annualized Rent

	Washington		Subtotal	Norfolk	Baltimore	Richmond	Total
	Suburban	Northern
	MD	VA

Single-tenant Industrial	2.6%	2.8%	5.4%	—	—	—	5.4%
Multi-tenant Industrial	4.9%	15.6%	20.5%	7.9%	—	4.5%	32.9%
Flex	10.4%	19.7%	30.1%	11.4%	7.5%	5.5%	54.5%
Office	2.7%	0.0%	2.7%	3.0%	—	—	5.7%
Retail	0.0%	1.5%	1.5%	—	—	—	1.5%

Total	20.6%	39.6%	60.2%	22.3%	7.5%	10.0%	100.0%

Quarterly Supplemental Disclosure
June 30, 2006
PORTFOLIO ANALYSIS
PORTFOLIO BY MARKET

					Percentage
				Annualized	of
	Number of		Percent	Base Rent[1] -	Annualized
	Buildings	Square Feet	Leased	Cash Basis	Base Rent[1]
Washington	74	4,733,179	93.3%	$48,499,392	60.2%
Suburban MD	26	1,715,608	96.3%	16,626,492	20.6%
Northern VA	48	3,017,571	91.5%	31,872,900	39.6%
Norfolk	22	2,972,756	80.8%	17,931,840	22.3%
Baltimore	20	643,527	82.7%	6,032,671	7.5%
Richmond	21	1,167,953	93.8%	8,056,044	10.0%

Total	137	9,517,415	88.7%	$80,519,947	100.0%

PORTFOLIO BY PROPERTY TYPE

					Percentage
				Annualized	of
	Number of		Percent	Base Rent[1] -	Annualized
	Buildings	Square Feet	Leased	Cash Basis	Base Rent[1]
Single-tenant Industrial	4	482,182	100.0%	$4,375,185	5.4%
Multi-tenant Industrial	30	4,326,590	86.2%	26,477,366	32.9%
Flex	97	4,153,196	89.3%	43,840,064	54.5%
Office	5	354,097	92.0%	4,610,136	5.7%
Retail	1	201,350	96.6%	1,217,196	1.5%

Total	137	9,517,415	88.7%	$80,519,947	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage
	Number of		of Leased
	Leases	Square Feet[2]	Portfolio
Triple Net	403	5,902,661	69.9%
Industrial Gross	138	952,051	11.3%
Full Service	152	1,588,249	18.8%

Total	693	8,442,961	100.0%

[1]	Triple-net Equivalent

[2]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
June 30, 2006
FIRST POTOMAC REALTY TRUST
WASHINGTON MARKET

Washington	Buildings	Square Feet	% of Total	% Leased
Suburban MD
15 Worman’s Mill Court	1	39,966	0.8%	100.0%
20270 Goldenrod Lane	1	24,468	0.5%	75.2%
4451 Georgia Pacific Boulevard	1	169,750	3.6%	100.0%
4612 Navistar Drive	1	215,085	4.6%	100.0%
6900 English Muffin Way	1	165,690	3.5%	100.0%
7561 Lindbergh Drive	1	36,000	0.8%	100.0%
Airpark Place	3	82,200	1.7%	89.1%
Campus at Metro Park North	4	190,238	4.0%	100.0%
Gateway Center	2	44,307	0.9%	100.0%
Girard Business Center	3	123,900	2.6%	85.5%
Girard Place	4	175,217	3.7%	100.0%
Glenn Dale Business Center	1	315,191	6.7%	99.2%
Patrick Center	1	66,706	1.4%	83.3%
West Park	1	28,950	0.6%	93.4%
Woodlands Business Center	1	37,940	0.8%	60.1%

Subtotal	26	1,715,608	36.2%	96.3%

Northern VA
13129 Airpark Road	1	150,400	3.3%	100.0%
15395 John Marshall Highway	1	123,777	2.6%	100.0%
403/405 Glenn Drive	2	197,201	4.2%	81.7%
Alexandria Corporate Park	1	278,130	5.9%	81.9%
Aquia Commerce Center I & II	2	64,488	1.4%	100.0%
Enterprise Center	4	189,116	4.0%	82.5%
Gateway Centre	3	99,607	2.1%	94.9%
Herndon Corporate Center	4	127,353	2.7%	97.7%
Interstate Plaza	1	107,320	2.3%	100.0%
Linden Business Center	3	108,004	2.3%	90.4%
Newington Business Park Center	7	254,114	5.4%	94.7%
Old Courthouse Square	1	201,350	4.2%	96.6%
Plaza 500	2	506,725	10.7%	96.1%
Prosperity Business Center	1	71,572	1.5%	100.0%
Reston Business Campus	4	83,000	1.7%	91.6%
Tech Court	2	64,064	1.3%	74.6%
Van Buren Business Park	5	109,310	2.3%	96.5%
Windsor at Battlefield	2	154,226	3.3%	83.1%
Sterling Park Business Center	2	127,814	2.7%	80.8%

Subtotal	48	3,017,571	63.8%	91.5%

Total	74	4,733,179	100.0%	93.3%

LEASE EXPIRATIONS

	SF of Expiring	% of Total	Annual Base	% of Annual	Base Rent[1]
Year of Lease Expiration	Leases	SF	Rent[1]	Base Rent[1]	per SF
Vacant	319,344	6.7%	$—	0.0%	$—
MTM	5,867	0.1%	72,669	0.1%	12.39
2006	251,848	5.3%	2,669,949	5.5%	10.60
2007	659,678	13.9%	7,513,771	15.5%	11.39
2008	510,171	10.8%	6,265,729	12.9%	12.28
2009	749,412	16.0%	7,256,691	15.0%	9.68
2010	733,853	15.5%	7,889,427	16.3%	10.75
2011	488,073	10.3%	5,149,380	10.6%	10.55
2012	251,887	5.3%	2,453,602	5.1%	9.74
2013	125,916	2.7%	2,529,218	5.2%	20.09
2014	213,377	4.5%	2,509,400	5.2%	11.76
2015	132,883	2.8%	1,753,638	3.6%	13.20
2016	251,693	5.3%	2,240,033	4.6%	8.90
2023	39,177	0.8%	195,885	0.4%	5.00

	4,733,179	100.0%	$48,499,392	100.0%	$10.99

[1]	Triple-net Equivalent

Quarterly Supplemental Disclosure
June 30, 2006
FIRST POTOMAC REALTY TRUST
NORFOLK MARKET

				%
Norfolk	Buildings	Square Feet	% of Total	Leased
1000 Lucas Way	2	182,175	6.1%	91.5%
1400 Cavalier Boulevard	3	299,963	10.1%	100.0%
1434 Crossways Boulevard	2	220,501	7.4%	100.0%
2000 Gateway Boulevard	1	421,100	14.2%	3.8%
Coast Guard Building	1	61,992	2.1%	100.0%
Crossways Commerce Center I	1	348,615	11.7%	100.0%
Crossways Commerce Center ll	2	147,736	5.0%	100.0%
Crossways I	1	143,398	4.8%	85.1%
Crossways II	1	85,004	2.9%	100.0%
Diamond Hill Distribution Center	4	712,550	24.0%	90.2%
Greenbrier Technology Center II	1	79,684	2.7%	99.0%
Norfolk Business Center	1	90,682	3.1%	92.9%
Norfolk Commerce Park II	1	128,147	4.3%	100.0%
1408 Stephanie Way	1	51,209	1.7%	0.0%

Total	22	2,972,756	100.0%	80.8%

LEASE EXPIRATIONS

				% of
	SF of			Annual
	Expiring	% of Total	Annual Base	Base	Base Rent[1] per
Year of Lease Expiration	Leases	SF	Rent[1]	Rent[1]	SF
Vacant	570,585	19.2%	$—	0.0%	$—
MTM	48,000	1.6%	268,944	1.5%	5.60
2006	421,010	14.2%	1,973,940	11.0%	4.69
2007	345,688	11.6%	2,336,730	13.0%	6.76
2008	468,771	15.8%	3,425,770	19.1%	7.31
2009	358,541	12.1%	3,093,111	17.3%	8.63
2010	39,428	1.3%	519,941	2.9%	13.19
2011	579,561	19.5%	4,827,790	26.9%	8.33
2012	27,889	0.9%	406,018	2.3%	14.56
2013	47,448	1.6%	647,665	3.6%	13.65
2014	5,835	0.2%	87,525	0.5%	15.00
2017	60,000	2.0%	344,406	1.9%	5.74

Total	2,972,756	100%	$17,931,840	100%	$7.46

[1]	Triple-net Equivalent

Quarterly Supplemental Disclosure
June 30, 2006
FIRST POTOMAC REALTY TRUST
BALTIMORE MARKET

		Square
Baltimore	Buildings	Feet	% of Total	% Leased
Deer Park	4	171,140	26.6%	79.3%
Gateway West	4	110,147	17.1%	79.7%
Owings Mills Business Center	4	87,148	13.6%	100.0%
Rumsey Center	4	134,654	20.9%	70.8%
Snowden Center	4	140,438	21.8%	89.7%

Total	20	643,527	100.0%	82.7%

LEASE EXPIRATIONS

				% of
	SF of			Annual
	Expiring	% of	Annual	Base	Base Rent[1] per
Year of Lease Expiration	Leases	Total SF	Base Rent[1]	Rent[1]	SF
Vacant	111,619	17.4%	$—	0.0%	$—
MTM	4,042	0.6%	35,241	0.6%	8.72
2006	27,306	4.2%	343,810	5.7%	12.59
2007	99,999	15.5%	1,199,771	19.9%	12.00
2008	101,844	15.8%	1,198,101	19.9%	11.76
2009	74,084	11.5%	714,164	11.8%	9.64
2010	71,207	11.1%	678,598	11.3%	9.53
2011	77,618	12.1%	874,415	14.5%	11.27
2012	16,638	2.6%	232,024	3.8%	13.95
2015	59,170	9.2%	756,547	12.5%	12.79

Total	643,527	100.0%	$6,032,671	100.0%	$11.34

[1]	Triple-net Equivalent

Quarterly Supplemental Disclosure
June 30, 2006
FIRST POTOMAC REALTY TRUST
RICHMOND MARKET

		Square
Richmond	Buildings	Feet	% of Total	% Leased
Virginia Center	1	119,324	10.2%	89.4%
River’s Bend Center	4	492,400	42.2%	93.1%
Northridge I, II	2	140,390	12.0%	100.0%
Airpark Business Center	2	42,178	3.6%	100.0%
Chesterfield Business Center	2	190,049	16.3%	93.1%
Hanover Business Center	2	183,612	15.7%	92.8%

Total	13	1,167,953	100.0%	93.8%

LEASE EXPIRATIONS

	SF of Expiring	% of Total	Annual	% of Annual Base	Base Rent[1] per
Year of Lease Expiration	Leases	SF	Base Rent[1]	Rent[1]	SF
Vacant	72,906	6.3%	$—	0.0%	$—
MTM	7,890	0.7%	56,505	0.7%	7.16
2006	100,689	8.6%	592,600	7.4%	5.89
2007	170,075	14.6%	1,208,515	15.0%	7.11
2008	222,462	19.0%	1,597,044	19.8%	7.18
2009	141,717	12.1%	1,189,837	14.8%	8.40
2010	172,958	14.8%	1,327,120	16.5%	7.67
2011	199,652	17.1%	1,333,035	16.5%	6.68
2012	39,397	3.4%	277,309	3.4%	7.04
2013	3,593	0.3%	41,319	0.5%	11.50
2014	23,254	2.0%	359,140	4.5%	15.44
2015	13,360	1.1%	73,620	0.9%	5.51

Total	1,167,953	100.0%	$8,056,044	100.0%	$7.36

[1]	Triple-net Equivalent

Quarterly Supplemental Disclosure
June 30, 2006
MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and AFFO appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
Net Operating Income
Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.
However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
Funds From Operations
Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.
Adjusted Funds From Operations
Management believes that AFFO is a useful measure of the Company’s liquidity. The Company computes AFFO by adding to FFO equity based compensation expense and the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization. First generation costs exclude non-recurring tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to opearting standard for its intended use. The Company also excludes development related expendiutres. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.